UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22844

Oppenheimer Senior Floating Rate Plus Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way
to Invest

# Oppenheimer
# Senior Floating Rate Plus Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Leveraged Loan Index
6-Month	2.40%	-1.18%	2.69%
1-Year	4.19	0.55	4.93
Since Inception (8/23/13)	3.87	3.04	4.38

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 2.40% during the six-month reporting period. In comparison, the J.P. Morgan Leveraged Loan Index (the “Index”) returned 2.69%.

MARKET HIGHLIGHTS

During the period, the senior loan market performed well as a solid U.S. economy, the expectation and announcement of U.S. tax reform, strong corporate fundamentals and demand for the asset class served as tailwinds. Loan market demand remained solid as the $150 billion (B) in collateralized loan obligation (CLO) formations offset the $4.3B in senior loan mutual fund outflows. While gross new issue supply for the period remained strong at $445B, much of the new loans were re-pricings/re-financings of existing loan issues. Spreads ultimately tightened 25 basis points to 441 basis points.

FUND REVIEW

In looking at portfolio attribution during the reporting period, the strongest performing sectors versus the Index were Metals & Mining, Technology and Financials. Sectors that detracted from performance versus the Index this reporting period were Retail, Healthcare, and Services.

STRATEGY & OUTLOOK

At period end and from a portfolio positioning perspective, the Fund held modest overweights versus the Index in the Metals & Mining, Broadcasting, and Automotive (parts suppliers) sectors as well as modest underweights in the Industrials, Healthcare and Retail sectors. Over the past year and as a function of their bottom-up approach, the team has increased the overall credit quality of the portfolio, finding better relative value in higher-rated loans versus those with lower ratings.

In looking at the senior loan market, the team believes that current valuations remain attractive and the overall credit quality remains solid. While there are certain sectors that are experiencing specific challenges, such as Healthcare and Retail, we believe that healthy credit fundamentals can continue in 2018 with low default rates and improving credit statistics such as leverage levels.

Joseph Welsh, CFA Portfolio Manager

David Lukkes, CFA Portfolio Manager

3        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Media	19.6%
Internet Software & Services	9.7
Commercial Services & Supplies	9.3
Hotels, Restaurants & Leisure	8.5
Health Care Equipment & Supplies	8.3
Diversified Telecommunication Services	5.9
Energy Equipment & Services	4.1
Electric Utilities	4.1
Beverages	3.6
Distributors	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	1.0%
BBB	5.5
BB	42.0
B	38.9
CCC	4.7
CC	0.2
D	0.2
Unrated	7.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 31, 2018, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

4        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSFAX)	8/23/13	2.40%	4.19%	3.87%
Class C (OSFCX)	8/23/13	2.10	3.48	3.06
Class I (OSFIX)	8/23/13	2.69	4.88	4.33
Class Y (OSFYX)	8/23/13	2.64	4.57	4.17

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSFAX)	8/23/13	-1.18%	0.55%	3.04%
Class C (OSFCX)	8/23/13	1.10	2.48	3.06
Class I (OSFIX)	8/23/13	2.69	4.88	4.33
Class Y (OSFYX)	8/23/13	2.64	4.57	4.17

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A 5.31%
Class C 4.70
Class I 5.84
Class Y 5.74

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A 5.14%
Class C 4.56
Class I 5.67
Class Y 5.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income

5        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index, which tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018

Class A	$1,000.00	$1,024.00	$8.45

Class C	1,000.00	1,021.00	12.56

Class I	1,000.00	1,026.90	6.66

Class Y	1,000.00	1,026.40	7.18
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,016.89	8.42

Class C	1,000.00	1,012.85	12.51

Class I	1,000.00	1,018.65	6.64

Class Y	1,000.00	1,018.15	7.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios

Class A	1.65%

Class C	2.45

Class I	1.30

Class Y	1.40

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

	Principal Amount	Value

Corporate Loans—101.7%

Consumer Discretionary—35.2%

Auto Components—0.3%

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.693%,[LIBOR4+400], 11/19/19[1]	$57,806	$57,879

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.313%,[LIBOR12+275], 3/7/24[1]	170,309	171,444

		229,323

Automobiles—0.8%

Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5.31%-5.32%,[LIBOR12+375], 4/15/21[1]	549,747	555,030

Distributors—3.1%

Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.324%,[LIBOR12+275], 8/25/21[1]	169,746	169,046
Tranche B6, 4.462%,[LIBOR4+300], 6/22/23[1]	109,201	108,706

Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.074%,[LIBOR4+350], 9/26/24[1]	164,588	163,024

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.125%,[LIBOR12+450], 8/21/22[1]	204,260	183,153

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.567%,[LIBOR12+500], 9/25/24[1]	264,063	265,878

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.06%,[LIBOR12+250], 11/17/24[1]	64,838	65,202

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.06%,[LIBOR12+250], 8/18/23[1]	167,007	167,970

JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.729%,[LIBOR4+425], 6/23/23[1]	78,508	75,990

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.374%,[LIBOR4+375], 8/16/23[1]	33,475	33,628

Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.813%-5.125%,[LIBOR4+350], 6/18/21[1]	54,753	55,095

Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.304%-4.324%,[LIBOR12+275], 1/30/23[1]	113,202	114,106

Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%-4.78%,[LIBOR4+300], 8/19/22[1]	106,273	107,056

Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.772%,[LIBOR4+300], 1/26/23[1]	190,771	145,320

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.57%,[LIBOR12+300], 3/11/22[1]	386,802	314,847

SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.069%-5.074%,[LIBOR12+350], 6/8/24[1]	153,838	153,414

		2,122,435

9        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Consumer Services—0.7%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.069%-6.074%,[LIBOR4+450], 5/8/20[1]	$238,851	$188,494

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.695%,[LIBOR4+500], 4/1/21[1]	233,457	234,041

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.445%,[LIBOR4+875], 4/1/22[1]	40,000	38,800

		461,335

Hotels, Restaurants & Leisure—8.5%

Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.193%,[LIBOR4+350], 8/1/21[1]	202,969	204,872

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.968%,[LIBOR52+250], 9/15/23[1]	143,031	144,253

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.074%,[LIBOR4+250], 10/7/24[1]	370,000	372,853

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.324%,[LIBOR4+275], 12/23/24[1]	1,245,000	1,261,266

CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.819%,[LIBOR12+300], 2/12/21[1]	99,780	97,473

Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.57%,[LIBOR12+200], 12/27/24[1]	80,000	80,650

CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.074%,[LIBOR12+250], 4/18/24[1]	149,250	150,631

Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.569%,[LIBOR12+300], 2/1/24[1]	342,609	344,579

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.813%-3.875%,[LIBOR4+225], 4/17/24[1]	168,256	169,728

ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+250], 8/30/23[1]	64,351	65,006

Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.979%,[LIBOR4+350], 5/9/24[1]	194,025	196,208

Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.074%,[LIBOR12+250], 11/30/23[1]	59,400	60,019

Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.443%,[LIBOR4+375], 2/22/23[1]	59,700	60,689

Intrawest Resorts Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.824%,[LIBOR4+325], 7/31/24[1]	15,000	15,145

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.47%,[LIBOR4+275], 4/14/21[1]	162,838	163,653

Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.074%,[LIBOR12+250], 1/19/24[1]	37,700	37,959

RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.67%,[LIBOR4+225], 5/11/24[1]	54,588	55,048

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.824%,[LIBOR4+325], 8/14/24[1]	478,800	482,525

10        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.07%,[LIBOR12+250], 6/8/23[1]	$330,267	$332,523

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.067%,[LIBOR12+350], 11/15/20[1]	238,766	231,902

VICI Properties 1 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.811%,[LIBOR12+350], 12/20/24[1]	80,000	80,709

Weight Watchers Internatioanl, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.32%-6.45%,[LIBOR12+475], 11/29/24[1]	1,205,000	1,223,448

		5,831,139

Household Durables—1.8%

BRP US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.07%,[LIBOR4+225], 6/30/23[1]	69,647	70,419

Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.064%,[LIBOR12+250], 10/27/22[1]	49,375	49,869

HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.074%,[LIBOR12+550], 2/15/23[1]	174,594	175,976

Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.324%,[LIBOR12+275], 1/26/24[1]	112,691	113,888

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.074%,[LIBOR12+350], 9/7/23[1]	326,246	259,040

Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.812%-5.195%,[LIBOR4+350], 11/8/23[1]	412,964	405,523

Tumi Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+225], 8/1/23[1]	178,952	180,529

		1,255,244

Media—19.6%

Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.824%,[LIBOR4+325], 9/26/21[1]	224,948	196,643

Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.47%,[LIBOR4+275], 7/15/25[1]	213,388	211,276

Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+225], 7/28/25[1]	183,876	184,509

Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.824%,[LIBOR12+325], 10/3/23[1]	98,656	99,781

CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.172%,[LIBOR4+275], 11/18/24[1]	195,000	196,602

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.074%,[LIBOR12+350], 4/9/21[1]	478,348	388,261

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.083%,[LIBOR4+675], 1/30/19[1]	2,415,102	1,858,288

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.833%,[LIBOR4+750], 7/30/19[1]	139,658	107,091

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.81%,[LIBOR12+225], 7/17/25[1]	158,701	159,213

11        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.139%,[LIBOR4+250], 1/12/26[1]	$65,000	$65,569

Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.272%,[LIBOR4+550], 2/28/20[1]	225,020	222,910

Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.444%,[LIBOR4+575], 8/13/21[1]	749	752

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.193%,[LIBOR4+350], 10/18/19[1]	73,157	69,591

Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.814%,[LIBOR12+250], 2/7/24[1]	163,412	164,842

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.443%,[LIBOR4+475], 11/3/23[1]	255,368	258,815

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 5.212%,[LIBOR4+375], 11/27/23[1]	145,000	144,133
Tranche B4, 6.195%,[LIBOR4+450], 1/2/24[1]	50,000	50,756

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.33%,[LIBOR6+275], 12/18/20[1]	412,460	416,584

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.693%,[LIBOR4+600], 4/22/20[1,2]	365,000	361,806

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.22%,[LIBOR4+350], 1/7/22[1]	425,000	412,781

Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.817%,[LIBOR12+225], 12/8/23[1]	112,349	113,683

MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.31%,[LIBOR4+250], 10/4/24[1]	115,000	116,162

MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.444%,[LIBOR4+575], 8/13/21[1]	288,967	290,186

Meredith Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.468%,[LIBOR6+300], 1/17/25[1]	150,000	151,844

Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.068%,[LIBOR12+250], 1/17/24[1]	82,969	83,592

Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.074%,[LIBOR4+650], 10/13/22[1,2]	655,000	651,725

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.824%,[LIBOR12+325], 7/21/22[1]	173,677	174,574

Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.068%,[LIBOR12+250], 1/17/24[1]	657,760	662,693

Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.574%,[LIBOR12+300], 2/1/24[1]	392,038	393,682

Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.35%,[LIBOR12+300], 2/1/24[1]	155,000	155,650

Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.569%,[LIBOR4+400], 11/8/24[1]	249,375	252,679

Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.08%,[LIBOR12+250], 7/2/21[1]	122,191	123,314

SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.522%,[LIBOR4+275], 7/31/25[1]	84,363	81,357
Tranche B12, 4.72%,[LIBOR4+300], 1/31/26[1]	340,786	329,214

12        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Media (Continued)

Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.913%,[LIBOR12+225], 12/12/24[1]	$415,000	$419,150
Tranche B2, 3.83%,[LIBOR12+225], 1/3/24[1]	400,950	403,644

Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.229%,[LIBOR4+275], 12/6/23[1]	119,100	119,696

Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AL, 4.06%,[LIBOR12+250], 3/1/26[1]	235,000	236,736

Telesat Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.70%,[LIBOR4+300], 11/17/23[1]	123,376	124,332

Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.574%,[LIBOR12+300], 1/26/24[1]	346,818	348,011

Unitymedia Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 3.81%,[LIBOR4+225], 1/15/26[1]	180,000	180,613

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 4.324%,[LIBOR12+275], 3/15/24[1]	580,876	582,122

UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AR, 4.06%,[LIBOR4+250], 1/15/26[1]	381,000	383,286

Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 4.06%,[LIBOR12+250], 1/15/26[1]	385,000	387,674

WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.811%,[LIBOR12+325], 8/18/23[1]	354,113	354,777

William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.83%,[LIBOR12+325], 5/6/21[1]	212,364	214,089

WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.807%,[LIBOR12+225], 11/1/23[1]	178,000	179,237

Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.06%,[LIBOR12+250], 4/15/25[1]	415,000	415,259

		13,499,184

Multiline Retail—0.3%

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.805%,[LIBOR12+325], 10/25/20[1]	265,557	228,545

Specialty Retail—0.1%

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.28%,[LIBOR4+450], 8/29/21[1]	100,770	100,812

Consumer Staples—3.6%

Beverages—3.6%

1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.546%-3.824%,[LIBOR4+225], 2/16/24[1]	170,532	171,726

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%-6.00%,[PRIME4+175], 4/6/24[1]	246,875	248,013

Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.574%,[LIBOR12+300], 6/2/21[1]	54,474	54,900

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.824%,[LIBOR12+225], 8/3/22[1]	167,126	168,410

IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.454%,[LIBOR12+325], 1/19/25[1]	105,000	106,542

13        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Beverages (Continued)

Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.688%,[LIBOR4+225], 7/4/22[1]	$75,000	$75,703

KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.556%,[LIBOR12+200], 6/16/23[1]	121,470	122,609

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.488%-4.90%,[LIBOR4+275], 10/4/23[1]	587,674	595,175

Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.759%-3.81%,[LIBOR12+225], 5/15/24[1]	147,000	147,989

NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.154%,[LIBOR12+350], 4/19/24[1]	44,775	45,279

Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.564%,[LIBOR12+200], 2/2/24[1]	273,682	276,434

Post Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+225], 5/24/24[1]	308,325	310,605

Refresco Group NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.067%,[LIBOR4+275], 9/26/24[1]	55,000	55,241

Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.731%,[LIBOR4+325], 12/14/24[1]	90,000	90,394

Tacala Investment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.196%,[LIBOR4+325], 1/26/25[1]	40,000	40,542

		2,509,562

Energy—4.6%

Energy Equipment & Services—4.1%

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.485%,[LIBOR12+425], 8/4/20[1,3]	269,196	179,015

BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.772%,[LIBOR4+400], 10/31/24[1]	240,000	243,350

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.936%,[LIBOR12+1,037.5], 12/31/21[1]	95,000	108,063

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.306%,[LIBOR12+475], 12/31/22[1]	100,000	102,105

Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.954%,[LIBOR4+750], 8/23/21[1]	100,000	107,234

Drillship Kithira Owners, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 9/20/24[4]	205,777	208,865

Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.324%,[LIBOR12+375], 10/2/23[1]	401,414	407,519

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.568%,[LIBOR4+287.5], 10/1/18[1]	90,518	88,844
Tranche B, 8.693%,[LIBOR4+700], 8/31/20[1]	92,000	88,704

Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.693%,[LIBOR4+500], 6/27/20[1]	55,216	46,105

Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.95%,[LIBOR4+525], 8/25/23[1]	214,038	196,447

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%,[LIBOR4+450], 6/18/20[1,3]	178,182	83,077

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.32%, 8/7/20[5]	67,035	66,364

14        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Energy Equipment & Services (Continued)

Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.561%,[LIBOR12+400], 2/15/24[1]	$178,650	$178,985

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.20%,[LIBOR4+350], 12/31/23[1]	188,657	189,695

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.875%,[LIBOR4+350], 6/3/18[1,3]	4,923	2,148

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.693%,[LIBOR4+300], 2/21/21[1]	308,641	272,634

Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.82%,[LIBOR4+350], 12/16/20[1]	13,263	11,627

Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.82%,[LIBOR4+350], 12/16/20[1]	4,922	4,315

Traverse Midstream Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.85%,[LIBOR4+400], 9/27/24[1]	95,000	96,356

Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.413%,[LIBOR4+300], 4/12/24[1]	155,000	155,969

		2,837,421

Oil, Gas & Consumable Fuels—0.5%

Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.82%,[LIBOR4+350], 12/16/20[1]	95,018	83,299

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.943%,[LIBOR4+425], 8/4/21[1]	259,180	256,508

		339,807

Financials—4.0%

Capital Markets—1.0%

Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.819%,[LIBOR12+425], 11/23/20[1]	155,707	156,632

Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.742, 5/23/21[5]	529,087	531,899

		688,531

Commercial Banks—2.7%

Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.817%,[LIBOR4+325], 8/12/22[1]	61,699	62,239

AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.304%-4.324%,[LIBOR12+275], 1/25/24[1]	98,975	99,771

Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.693%,[LIBOR4+300], 5/22/24[1]	101,857	102,494

Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.07%,[LIBOR12+250], 3/25/24[1]	77,880	78,465

DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%-5.022%,[LIBOR4+325], 11/4/21[1]	16,618	16,641

15        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.443%,[LIBOR4+275], 7/3/24[1]	$49,875	$50,390

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.312%,[LIBOR4+300], 10/2/20[1]	121,509	122,510

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.125%,[LIBOR12+350], 12/20/24[1]	105,000	105,919

iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.557%-4.558%,[LIBOR4+300], 10/1/21[1]	164,175	166,432

Mayfield Agency Borrower, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.234%,[LIBOR4+450], 1/31/25[1]	75,000	75,188

NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.074%,[LIBOR12+350], 1/8/24[1]	272,076	275,391

Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.574%,[LIBOR12+300], 10/24/22[1]	540,822	522,318

USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.693%,[LIBOR4+300], 5/16/24[1]	179,550	180,627

		1,858,385

Consumer Finance—0.3%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.83%,[LIBOR12+525], 9/29/20[1]	136,884	133,205

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.24%,[LIBOR12+900], 9/29/21[1,2]	41,859	41,441

		174,646

Health Care—9.0%

Biotechnology—0.2%

Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.074%,[LIBOR12+350], 1/31/25[1]	125,000	125,771

Health Care Equipment & Supplies—8.3%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.855%,[LIBOR4+612.5], 4/30/22[1]	42,400	41,128

Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.305%,[LIBOR12+275], 2/16/23[1]	204,403	206,341

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.943%,[LIBOR12+325], 4/28/22[1]	47,669	48,146
Tranche B, 5.591%,[LIBOR12+325], 9/26/24[1]	85,000	86,137

Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.272%,[LIBOR4+425], 10/24/23[1]	95,000	96,069

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.074%,[LIBOR4+550], 8/4/21[1]	52,792	52,924

ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.193%,[LIBOR4+350], 4/22/24[1]	280,280	282,137

Carestream Dental Equipment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.943%,[LIBOR4+325], 9/1/24[1]	39,900	39,975

16        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.693%,[LIBOR4+400], 6/7/19[1]	$47,579	$47,800

Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.324%,[LIBOR12+275], 3/1/24[1]	650,087	654,963

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 4.229%,[LIBOR4+275], 12/31/19[1]	10,013	9,903
Tranche H, 4.479%,[LIBOR4+300], 1/27/21[1]	302,520	297,398

Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.491%,[LIBOR4+275], 6/1/22[1]	65,000	65,731

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.819%-4.945%,[LIBOR12+325], 6/8/20[1]	293,869	290,975

Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.875%,[LIBOR12+425], 4/29/24[1]	413,960	415,357

Genoa a Qol Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.824%,[LIBOR12+325], 10/30/23[1]	227,134	229,014

Grifols Worldwide Operations USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.715%,[LIBOR52+225], 1/31/25[1]	406,925	409,914

HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.824%,[LIBOR12+225], 2/15/24[1]	248,848	251,426

INC Research Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.819%-3.824%,[LIBOR12+225], 8/1/24[1]	162,381	163,383

Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.319%-4.324%,[LIBOR4+275], 8/18/22[1]	202,473	204,144

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.943%,[LIBOR4+325], 2/2/24[1]	89,550	89,796

Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.443%,[LIBOR4+275], 9/24/24[1]	65,553	65,505

MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.693%,[LIBOR4+300], 6/7/23[1]	280,098	282,352

National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.693%,[LIBOR4+300], 1/31/21[1]	225,996	229,198

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%-5.695%,[LIBOR4+400], 11/27/20[1]	174,839	169,812

Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%,[LIBOR4+375], 6/30/21[1]	212,590	214,849

PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.324%,[LIBOR4+300], 9/27/24[1]	14,963	15,092

Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.13%-6.75%,[LIBOR4+350], 3/1/21[1]	79,400	80,293

Sotera Health Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.574%,[LIBOR12+300], 5/15/22[1]	14,962	15,028

Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.83%,[LIBOR4+325], 9/2/24[1]	154,613	155,063

Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.324%,[LIBOR12+275], 2/6/24[1]	208,425	205,038

US Anesthesia Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.896%,[LIBOR4+325], 6/23/24[1]	10,000	10,119

17        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Valeant Pharmaceuticals International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 5.06%,[LIBOR12+350], 4/1/22[1]	$166,827	$169,611

Vizient, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.069%, 2/13/23[4]	14,588	14,775

Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.49%,[LIBOR4+300], 12/2/24[1]	125,000	126,680

		5,736,076

Health Care Providers & Services—0.5%

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%,[LIBOR4+350], 4/9/21[1]	343,129	344,844

Industrials—16.3%

Aerospace & Defense—0.2%

Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.193%,[LIBOR4+350], 4/9/20[1]	102,823	102,001

Commercial Services & Supplies—9.3%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.574%,[LIBOR12+500], 10/18/21[1]	67,682	68,308

Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.443%,[LIBOR4+375], 7/28/22[1]	378,472	375,397

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.324%,[LIBOR12+275], 8/4/22[1]	343,957	347,021
Tranche B5, 4.574%,[LIBOR12+300], 11/3/23[1]	426,219	430,148

ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.124%,[LIBOR12+450], 5/31/24[1]	114,425	115,569

AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.674%-5.222%,[LIBOR4+350], 4/29/24[1]	169,150	169,996

Belron Finance US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.892%,[LIBOR4+250], 11/7/24[1]	150,000	151,937

Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.647%-5.677%,[LIBOR4+450], 12/8/23[1]	108,900	109,172

Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.067%,[LIBOR12+350], 9/15/20[1]	94,546	95,255

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.272%,[LIBOR4+550], 3/19/21[1]	35,465	34,579

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-7.272%,[LIBOR4+550], 3/19/21[1]	71,527	69,217

Cotiviti Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.20%,[LIBOR4+250], 9/28/23[1]	227,274	229,406

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.193%,[LIBOR4+350], 12/20/19[1]	292,580	151,776

Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.324%,[LIBOR12+275], 8/12/20[1]	35,000	35,336
Tranche B2, 4.824%,[LIBOR12+325], 8/14/23[1]	94,941	96,076

18        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Commercial Services & Supplies (Continued)

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.819%,[LIBOR4+525], 6/30/22[1]	$88,072	$87,485

First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.307%,[LIBOR12+575], 1/5/24[1]	85,104	85,743

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.916%,[LIBOR4+350], 5/24/24[1]	331,689	335,281

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.193%,[LIBOR4+350], 10/31/21[1]	283,700	287,336

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.074%,[LIBOR6+350], 5/1/24[1]	293,525	295,085

International Car Wash Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.885%,[LIBOR4+375], 10/3/24[1]	70,000	70,700

iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.618%,[LIBOR4+500], 4/11/23[1]	139,663	141,757

KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.443%,[LIBOR4+375], 8/12/22[1]	138,619	140,005

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.067%,[LIBOR12+450], 4/26/24[1]	197,219	199,089

Legalzoom.com, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.941%,[LIBOR4+450], 11/21/24[1]	140,000	141,225

LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.193%,[LIBOR4+350], 5/21/22[1]	58,261	59,208

Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.193%,[LIBOR4+550], 9/30/22[1]	306,674	307,747

Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+225], 2/22/24[1]	57,421	57,892

Sarbacane Bidco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.704%,[LIBOR4+300], 1/29/25[1]	30,000	30,366

Sedgwick Claims Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%,[LIBOR4+275], 2/28/21[1]	240,000	240,600

SMG US Midco 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.89%,[LIBOR6+325], 1/23/25[1]	25,000	25,333

Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.489%,[LIBOR4+400], 9/12/24[1]	465,000	463,549

TKC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.03%,[LIBOR6+425], 2/1/23[1]	94,288	95,525

Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.166%,[LIBOR4+275], 9/2/21[1]	253,805	255,126

XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.958%,[LIBOR4+225], 11/1/21[1]	635,000	640,801

		6,439,046

Industrial Conglomerates—2.2%

Clark Equipment Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.193%,[LIBOR4+275], 5/18/24[1]	128,541	130,068

Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.443%,[LIBOR12+275], 7/30/24[1]	103,889	104,550

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.693%,[LIBOR4+300], 4/1/24[1]	233,465	235,597

19        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Industrial Conglomerates (Continued)

Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.625%,[LIBOR12+300], 12/6/24[1]	$69,475	$70,517

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.193%,[LIBOR4+350], 6/30/21[1]	105,619	107,005

MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+225], 5/17/24[1]	139,300	139,909

RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.81%,[LIBOR12+225], 8/21/24[1]	89,643	90,495

Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.943%,[LIBOR12+225], 1/31/24[1]	54,588	55,048

TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 4.324%-4.443%,[LIBOR4+275], 6/9/23[1]	284,132	287,086

Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.568%,[LIBOR12+400], 11/30/23[1]	154,192	156,071

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.193%,[LIBOR4+350], 6/19/21[1]	54,153	52,962

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.272%,[LIBOR4+350], 12/28/19[1]	89,033	89,200

		1,518,508

Road & Rail—3.0%

Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.745%,[LIBOR4+225], 10/6/23[1]	49,875	50,436

Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.074%,[LIBOR12+450], 5/18/23[1]	154,225	156,201

Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.811%,[LIBOR12+225], 3/21/22[1]	860,675	860,344

CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.574%,[LIBOR12+300], 2/1/24[1]	117,152	118,324

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.324%,[LIBOR12+875], 11/12/20[1]	139,675	84,220

Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.574%,[LIBOR12+500], 2/27/24[1]	68,888	70,008

Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.574%,[LIBOR12+300], 7/29/22[1]	81,916	82,394
Tranche B2, 4.574%,[LIBOR12+300], 7/29/22[1]	8,356	8,405

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.729%,[LIBOR4+825], 2/23/22[1,2]	612,000	635,256

		2,065,588

Trading Companies & Distributors—0.2%

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.313%,[LIBOR4+600], 2/8/19[1,3]	257,575	139,605

20        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Transportation Infrastructure—1.4%

American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.82%,[LIBOR12+225], 4/6/24[1]	$216,700	$218,732

Cooper-Standard Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.943%,[LIBOR4+225], 11/2/23[1]	100,241	101,056

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.479%,[LIBOR4+500], 5/19/23[1]	114,425	116,284

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.06%,[LIBOR12+350], 11/6/24[1]	125,000	126,302

Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.067%,[LIBOR12+450], 5/22/24[1]	169,126	172,508

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.074%,[LIBOR12+275], 6/30/22[1]	240,194	242,071

		976,953

Information Technology—10.4%

Communications Equipment—0.5%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.96%,[LIBOR4+725], 7/17/20[1]	356,989	338,426

Electronic Equipment, Instruments, & Components—0.2%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.06%,[LIBOR12+450], 4/14/21[1]	145,175	145,878

Internet Software & Services—9.7%

Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.817%-4.979%,[LIBOR4+350], 6/13/24[1]	309,225	311,351

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.31%,[LIBOR12+475], 12/15/24[1]	883,000	888,700

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.734%,[LIBOR4+500], 6/30/21[1]	224,709	220,964

BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.824%,[LIBOR12+325], 9/10/22[1]	310,514	312,584

Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.817%,[LIBOR12+225], 8/16/22[1]	44,481	44,870

Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.38%,[LIBOR4+300], 5/1/24[1]	190,045	191,629

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 5.90%,[LIBOR12+425], 12/15/21[1]	122,662	123,659
Tranche B3, 5.502%,[LIBOR12+425], 12/15/21[1]	5,000	5,041

Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.32%,[LIBOR12+275], 7/5/21[1]	121,711	123,338

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.33%,[LIBOR12+375], 6/1/22[1]	102,193	103,023

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.81%,[LIBOR12+225], 7/8/22[1]	73,207	73,791
Tranche B, 3.81%,[LIBOR12+225], 4/26/24[1]	314,769	317,391

21        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Internet Software & Services (Continued)

Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.443%,[LIBOR4+375], 12/1/23[1]	$94,276	$95,102

Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+225], 2/15/24[1]	268,934	271,170

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.443%,[LIBOR4+275], 2/1/22[1]	395,646	398,226

Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.943%,[LIBOR4+325], 8/5/22[1]	185,180	186,387

Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.56%,[LIBOR12+700], 4/6/22[1]	69,650	70,608

Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.83%,[LIBOR12+425], 1/20/24[1]	94,292	92,264

Lighthouse Network LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.074%,[LIBOR12+450], 11/29/24[1]	90,000	90,985

MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.324%,[LIBOR12+275], 6/21/24[1]	77,798	78,300
Tranche B2, 4.324%,[LIBOR4+250], 11/19/21[1]	155,000	156,066

MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.06%,[LIBOR12+250], 5/13/24[1]	75,176	75,834

McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.067%,[LIBOR12+450], 9/30/24[1]	284,288	287,486

Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.722%-6.824%,[LIBOR12+525], 9/27/23[1]	70,868	71,458

Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.897%,[LIBOR6+650], 12/8/21[1]	66,917	66,290

Project Deep Blue Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.718%,[LIBOR4+325], 1/11/25[1]	50,000	50,587

Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.272%,[LIBOR4+550], 10/31/22[1]	126,034	128,988

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.83%,[LIBOR12+325], 4/24/22[1]	226,085	223,904

Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.324%,[LIBOR12+275], 6/21/24[1]	514,333	517,653

SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.074%,[LIBOR4+350], 2/3/23[1]	118,800	119,588

Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.824%,[LIBOR12+325], 3/3/23[1]	64,345	64,912

Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.943%,[LIBOR4+325], 9/30/22[1]	58,306	58,717

Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.569%,[LIBOR12+300], 5/1/24[1]	390,040	392,398

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.074%,[LIBOR4+250], 9/28/24[1]	64,838	65,175

Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.193%,[LIBOR4+450], 1/27/23[1]	250,295	252,121

Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.074%,[LIBOR12+250], 12/1/23[1]	177,017	178,345

		6,708,905

22        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Materials—8.6%

Chemicals—2.8%

Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.693%,[LIBOR4+300], 1/31/24[1]	$79,600	$80,356

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.229%,[LIBOR4+275], 8/30/20[1]	8,537	8,553

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.229%,[LIBOR4+275], 8/30/20[1]	66,550	66,675
Tranche B3, 4.229%,[LIBOR4+275], 8/30/20[1]	20,377	20,415

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.074%,[LIBOR12+350], 7/30/21[1]	159,184	160,809

Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.824%,[LIBOR4+325], 11/7/24[1]	75,000	75,821

Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.074%,[LIBOR12+250], 2/14/24[1]	79,400	80,062

H.B. Fuller Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.811%,[LIBOR4+225], 10/20/24[1]	309,225	311,952

MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 4.574%,[LIBOR12+300], 6/7/23[1]	73,803	74,441
Tranche B7, 4.074%,[LIBOR4+275], 6/7/20[1]	74,151	74,769

New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.943%,[LIBOR4+425], 2/14/24[1]	94,700	95,450

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.064%,[LIBOR4+675], 8/20/19[1]	53,242	54,186

PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.205%,[LIBOR4+250], 2/8/25[1]	50,000	50,521

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.067%,[LIBOR12+350], 6/13/23[1]	49,375	49,560

Trinseo Materials Operating SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.074%,[LIBOR4+250], 9/6/24[1]	29,925	30,259

Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.693%,[LIBOR4+300], 9/23/24[1]	134,708	136,199

Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.693%,[LIBOR4+300], 9/23/24[1]	311,001	314,444

Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.074%,[LIBOR12+250], 7/1/24[1]	224,438	226,869

		1,911,341

Construction Materials—1.3%

American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.074%,[LIBOR12+250], 10/31/23[1]	84,363	85,093

Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.824%-3.943%,[LIBOR12+225], 8/18/23[1]	197,681	199,954

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.324%,[LIBOR12+275], 11/15/23[1]	423,342	426,180

Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.817%,[LIBOR12+225], 7/20/22[1]	79,615	80,354

23        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Construction Materials (Continued)

VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.817%,[LIBOR12+325], 2/28/24[1]	$114,160	$115,445

		907,026

Containers & Packaging—1.7%

Berry Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche M, 3.804%-3.824%,[LIBOR12+225], 10/1/22[1]	360,221	363,423
Tranche N, 3.804%,[LIBOR12+225], 1/19/24[1]	54,588	55,046

BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.874%-4.958%,[LIBOR12+325], 4/3/24[1]	218,900	220,972

Multi-Color Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.824%,[LIBOR12+225], 10/31/24[1]	25,000	25,188

Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.45%,[LIBOR4+275], 10/14/24[1]	94,763	95,888

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.324%,[LIBOR12+300], 2/5/23[1]	205,164	206,970

SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.574%,[LIBOR12+300], 3/11/22[1]	182,290	183,874

		1,151,361

Metals & Mining—2.6%

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.943%,[LIBOR4+725], 4/16/20[1]	1,385,079	1,277,957
Tranche B3, 9.443%,[LIBOR4+775], 4/17/20[1]	421,041	387,358

Oxbow Carbon LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.324%,[LIBOR12+375], 1/4/23[1]	25,000	25,344

Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.074%,[LIBOR12+350], 3/31/22[1]	98,591	100,090

		1,790,749

Paper & Forest Products—0.2%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%-4.324%,[LIBOR4+275], 5/1/21[1]	159,937	160,604

Telecommunication Services—5.9%

Diversified Telecommunication Services—5.9%

CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.317%,[LIBOR4+275], 1/31/25[1]	1,070,000	1,055,624

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.445%,[LIBOR4+375], 10/2/24[1]	165,000	167,682

Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.57%,[LIBOR12+300], 10/5/23[1]	273,736	270,656

Digicel International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.52%,[LIBOR4+375], 5/27/24[1]	149,625	151,495

Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%,[LIBOR12+375], 6/15/24[1]	253,725	249,233

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.693%,[LIBOR4+400], 5/23/20[1]	217,362	219,128

24        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.89%,[LIBOR4+450], 8/6/21[1]	$418,175	$416,084

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.89%,[LIBOR4+950], 2/4/22[1]	110,000	96,250

Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.696%,[LIBOR12+225], 2/22/24[1]	215,000	216,188

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.83%,[LIBOR12+225], 3/24/21[1]	78,796	79,431

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.83%,[LIBOR12+225], 6/10/22[1]	103,934	104,692

Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.125%,[LIBOR4+250], 2/2/24[1]	729,488	732,300

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.56%,[LIBOR12+400], 3/29/21[1]	307,929	292,788

		4,051,551

Utilities—4.1%

Electric Utilities—4.1%

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 4.20%,[LIBOR4+250], 1/15/24[1]	133,291	134,117
Tranche B7, 4.20%,[LIBOR4+275], 5/31/23[1]	29,624	29,823

Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.391%,[LIBOR4+375], 12/20/24[1]	110,000	111,582

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.311%,[LIBOR12+275], 2/7/24[1]	335,802	339,561

EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.95%,[LIBOR4+325], 6/28/23[1]	193,249	195,423

Exgen Renewables IV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.468%,[LIBOR4+300], 11/28/24[1]	30,000	30,450

Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.443%,[LIBOR4+375], 6/3/24[1]	152,588	154,229

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.08%,[LIBOR4+450], 6/12/20[1]	238,750	239,496

MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.693%,[LIBOR4+700], 10/18/22[1]	39,500	38,513

NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.943%,[LIBOR4+225], 6/30/23[1]	608,325	612,565

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.693%,[LIBOR4+400], 11/9/20[1]	230,039	196,012

Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.574%,[LIBOR12+400], 7/15/23[1]	260,264	262,736

TerraForm Power Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.147%,[LIBOR4+275], 11/8/22[1]	35,000	35,394

Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.064%-4.074%,[LIBOR12+250], 8/4/23[1]	349,733	352,824
Tranche C, 4.064%,[LIBOR12+250], 8/4/23[1]	65,509	66,088

		2,798,813

Total Corporate Loans (Cost $70,222,262)		70,104,445

25        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Bonds and Notes—3.4%

AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	$215,000	$220,912

Berry Global, Inc., 4.50% Sec. Nts., 2/15/26[6]	20,000	19,994

Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[6]	430,000	453,112

Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	1,250,000	1,194,688

Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25	500,000	470,000

Total Corporate Bonds and Notes (Cost $2,411,975)		2,358,706

	Shares

Common Stocks—3.8%

Arch Coal, Inc., Cl. A	10,922	983,089

Aretec Group, Inc.[7]	3,330	148,185

Avaya Holdings Corp.[7]	31,636	660,560

Caesars Entertainment Corp.[7]	1,581	22,055

Everyware Global, Inc.[7]	5,211	44,945

Gymboree Corp. (The)[7]	3,550	63,900

Gymboree Corp. (The)[7]	10,048	180,864

Larchmont Resources LLC[2,7]	78	26,993

Media General, Inc.[2,7,8]	30,400	1,824

Millennium Corporate Claim Litigation Trust[2,7]	274	3

Millennium Lender Claim Litigation Trust[2,7]	548	5

New Millennium Holdco, Inc.[2,7]	5,562	56

Ocean Rig UDW, Inc., Cl. A7	14,665	394,791

Quicksilver Resources, Inc.[2,7]	571,500	10,775

Sabine Oil[7]	93	4,487

Templar Energy, Cl. A2,7	7,400	9,250

VICI Properties, Inc.[7]	2,292	50,406

Total Common Stocks (Cost $2,521,177)		2,602,188

	Units

Rights, Warrants and Certificates—0.0%

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[7]	298	1,937

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[7]	53	291

Total Rights, Warrants and Certificates (Cost $39,881)		2,228

	Shares	Value

Investment Company—1.1%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.26%[9,10] (Cost $729,121)	729,121	729,121

Total Investments, at Value (Cost $75,924,416)	110.0%	75,796,688

Net Other Assets (Liabilities)	(10.0)	(6,901,336)

Net Assets	100.0%	$68,895,352

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

26        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Footnotes to Statement of Investments (Continued)

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. Interest or dividend is paid-in-kind, when applicable.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,667,794 or 2.42% of the Fund’s net assets at period end.

7. Non-income producing security.

8. Security received as the result of issuer reorganization.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	July 31, 2017	Additions	Reductions	January 31, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	223,921	21,589,796	21,084,596	729,121

Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$ 729,121	$ 3,180	$ —	$ —

Glossary:

Definitions

LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR52	London Interbank Offered Rate-Weekly
PRIME4	United States Prime Rate-Quarterly

See accompanying Notes to Financial Statements.

27        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $75,195,295)	$75,067,567
Affiliated companies (cost $729,121)	729,121

75,796,688

Cash	341,711

Receivables and other assets:
Investments sold	2,370,093
Shares of beneficial interest sold	687,054
Interest, dividends and principal paydowns	261,015
Other	74,541

Total assets	79,531,102

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	7,250,000
Investments purchased	2,779,808
Shares of beneficial interest redeemed	513,278
Dividends	19,432
Interest expense on borrowings	16,397
Distribution and service plan fees	9,479
Trustees’ compensation	7,262
Shareholder communications	3,248
Other	36,846

Total liabilities	10,635,750

Net Assets	$68,895,352

Composition of Net Assets
Par value of shares of beneficial interest	$7,280

Additional paid-in capital	71,943,204

Accumulated net investment income	299,404

Accumulated net realized loss on investments	(3,226,808)

Net unrealized depreciation on investments	(127,728)

Net Assets	$68,895,352

28        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $29,632,244 and 3,131,202 shares of beneficial interest outstanding)	$9.46
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.80

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,593,725 and 1,542,695 shares of beneficial interest outstanding)	$9.46

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $527,580 and 55,537 shares of beneficial interest outstanding)	$9.50

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $24,141,803 and 2,550,226 shares of beneficial interest outstanding)	$9.47

See accompanying Notes to Financial Statements.

29        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$2,449,075

Dividends:
Unaffiliated companies	69,352
Affiliated companies	3,180

Other income	11,327

Total investment income	2,532,934

Expenses
Management fees	282,409

Distribution and service plan fees:
Class A	36,586
Class C	74,870

Transfer and shareholder servicing agent fees:
Class A	31,010
Class C	15,492
Class I	70
Class Y	25,988

Shareholder communications:
Class A	3,264
Class C	2,330
Class I	56
Class Y	2,078

Interest expense on borrowings	97,028

Legal, auditing and other professional fees	54,206

Borrowing fees	26,567

Custodian fees and expenses	10,390

Trustees’ compensation	5,380

Other	4,627

Total expenses	672,351
Less waivers and reimbursements of expenses	(62,743)

Net expenses	609,608

Net Investment Income	1,923,326

Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions in unaffiliated companies	(347,765)

Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	94,160

Net Increase in Net Assets Resulting from Operations	$1,669,721

See accompanying Notes to Financial Statements.

30        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017

Operations
Net investment income	$1,923,326	$3,020,313

Net realized loss	(347,765)	(202,588)

Net change in unrealized appreciation/depreciation	94,160	1,729,957

Net increase in net assets resulting from operations	1,669,721	4,547,682

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(708,234)	(1,293,606)
Class C	(294,228)	(504,703)
Class I	(11,780)	(32,144)
Class Y	(623,188)	(940,465)

	(1,637,430)	(2,770,918)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	665,989	10,040,454
Class C	(323,175)	3,080,719
Class I	137,485	348,820
Class Y	(1,536,193)	13,995,652

	(1,055,894)	27,465,645

Net Assets
Total increase (decrease)	(1,023,603)	29,242,409

Beginning of period	69,918,955	40,676,546

End of period (including accumulated net investment income of $299,404 and $13,508, respectively)	$68,895,352	$69,918,955

See accompanying Notes to Financial Statements.

31        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 31, 2018 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,669,721

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(30,280,807)
Proceeds from disposition of investment securities	34,155,236
Short-term investment securities, net	215,270
Premium amortization	9,965
Discount accretion	(237,274)
Net realized loss on investment transactions	347,765
Net change in unrealized appreciation/depreciation on investment transactions	(94,160)
Change in assets:
Increase in other assets	(52,017)
Increase in interest receivable	(30,456)
Increase in receivable for securities sold	(1,645,723)
Change in liabilities:
Decrease in other liabilities	(36,758)
Increase in payable for securities purchased	1,475,124

Net cash provided by operating activities	5,495,886

Cash Flows from Financing Activities
Proceeds from borrowings	9,250,000
Payments on borrowings	(11,750,000)
Proceeds from shares sold	12,918,914
Payments on shares redeemed	(15,667,412)
Cash distributions paid	(115,499)

Net cash used in financing activities	(5,363,997)

Net increase in cash	131,889

Cash, beginning balance	209,822

Cash, ending balance	$341,711

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,518,645.

Cash paid for interest on borrowings—$103,114.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.46	$9.13	$9.58	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.26	0.45	0.49	0.52	0.43
Net realized and unrealized gain (loss)	(0.04)	0.30	(0.44)	(0.47)	0.10

Total from investment operations	0.22	0.75	0.05	0.05	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.42)	(0.50)	(0.52)	(0.44)
Distributions from net realized gain	0.00	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.42)	(0.50)	(0.56)	(0.44)

Net asset value, end of period	$9.46	$9.46	$9.13	$9.58	$10.09

Total Return, at Net Asset Value[3]	2.40%	8.35%	0.77%	0.49%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,632	$28,945	$18,042	$28,356	$42,010

Average net assets (in thousands)	$29,782	$29,187	$20,543	$32,625	$36,053

Ratios to average net assets:[4]
Net investment income	5.53%	4.82%	5.38%	5.31%	4.55%
Expenses excluding specific expenses listed below	1.48%	1.54%	1.57%	1.50%	1.69%
Interest and fees from borrowings	0.35%	0.31%	0.48%	0.80%	0.52%

Total expenses[5]	1.83%	1.85%	2.05%	2.30%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.61%	1.78%	2.10%	1.82%

Portfolio turnover rate	39%	84%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	1.83%
Year Ended July 31, 2017	1.85%
Year Ended July 31, 2016	2.05%
Year Ended July 31, 2015	2.30%
Period Ended July 31, 2014	2.21%

See accompanying Notes to Financial Statements.

33        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.45	$9.13	$9.57	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.22	0.38	0.41	0.44	0.38
Net realized and unrealized gain (loss)	(0.02)	0.29	(0.42)	(0.48)	0.08

Total from investment operations	0.20	0.67	(0.01)	(0.04)	0.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.35)	(0.43)	(0.44)	(0.37)
Distributions from net realized gain	0.00	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.19)	(0.35)	(0.43)	(0.48)	(0.37)

Net asset value, end of period	$9.46	$9.45	$9.13	$9.57	$10.09

Total Return, at Net Asset Value[3]	2.10%	7.50%	(0.03)%	(0.42)%	4.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,594	$14,909	$11,401	$11,473	$7,158

Average net assets (in thousands)	$14,885	$13,786	$11,049	$8,305	$3,274

Ratios to average net assets:[4]
Net investment income	4.73%	4.05%	4.60%	4.48%	4.01%
Expenses excluding specific expenses listed below	2.25%	2.31%	2.33%	2.37%	2.82%
Interest and fees from borrowings	0.35%	0.31%	0.48%	0.80%	0.61%

Total expenses[5]	2.60%	2.62%	2.81%	3.17%	3.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.45%	2.41%	2.56%	2.90%	2.69%

Portfolio turnover rate	39%	84%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	2.60%
Year Ended July 31, 2017	2.62%
Year Ended July 31, 2016	2.81%
Year Ended July 31, 2015	3.17%
Period Ended July 31, 2014	3.43%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Class I	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.49	$9.14	$9.58	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.28	0.48	0.53	0.54	0.40
Net realized and unrealized gain (loss)	(0.03)	0.32	(0.44)	(0.45)	0.15

Total from investment operations	0.25	0.80	0.09	0.09	0.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.45)	(0.53)	(0.56)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.24)	(0.45)	(0.53)	(0.60)	(0.46)

Net asset value, end of period	$9.50	$9.49	$9.14	$9.58	$10.09

Total Return, at Net Asset Value[3]	2.69%	8.95%	1.23%	0.88%	5.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$527	$389	$12	$31	$10

Average net assets (in thousands)	$462	$680	$12	$13	$10

Ratios to average net assets:[4]
Net investment income	5.88%	5.07%	5.77%	5.63%	4.25%
Expenses excluding specific expenses listed below	1.07%	1.07%	1.08%	0.91%	1.89%
Interest and fees from borrowings	0.35%	0.31%	0.48%	0.80%	0.50%

Total expenses[5]	1.42%	1.38%	1.56%	1.71%	2.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.26%	1.40%	1.58%	1.44%

Portfolio turnover rate	39%	84%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	1.42%
Year Ended July 31, 2017	1.38%
Year Ended July 31, 2016	1.56%
Year Ended July 31, 2015	1.71%
Period Ended July 31, 2014	2.39%

See accompanying Notes to Financial Statements.

35        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.46	$9.13	$9.58	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.27	0.48	0.51	0.53	0.47
Net realized and unrealized gain (loss)	(0.02)	0.30	(0.43)	(0.46)	0.08

Total from investment operations	0.25	0.78	0.08	0.07	0.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.45)	(0.53)	(0.54)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.24)	(0.45)	(0.53)	(0.58)	(0.46)

Net asset value, end of period	$9.47	$9.46	$9.13	$9.58	$10.09

Total Return, at Net Asset Value[3]	2.64%	8.62%	1.02%	0.76%	5.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,142	$25,676	$11,222	$11,605	$2,612

Average net assets (in thousands)	$24,888	$20,176	$9,530	$6,307	$972

Ratios to average net assets:[4]
Net investment income	5.78%	5.06%	5.65%	5.50%	4.96%
Expenses excluding specific expenses listed below	1.24%	1.28%	1.29%	1.22%	1.78%
Interest and fees from borrowings	0.35%	0.31%	0.48%	0.80%	0.59%

Total expenses[5]	1.59%	1.59%	1.77%	2.02%	2.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.36%	1.51%	1.80%	1.63%

Portfolio turnover rate	39%	84%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	1.59%
Year Ended July 31, 2017	1.59%
Year Ended July 31, 2016	1.77%
Year Ended July 31, 2015	2.02%
Period Ended July 31, 2014	2.37%

See accompanying Notes to Financial Statements.

36        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Senior Floating Rate Plus Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

37        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

38        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$2,869,941

At period end, it is estimated that the capital loss carryforwards would be $3,217,706, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$75,928,140

Gross unrealized appreciation	$1,838,716
Gross unrealized depreciation	(1,970,168)

Net unrealized depreciation	$(131,452)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is

39        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

40        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

3. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

41        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$68,414,217	$1,690,228	$70,104,445
Corporate Bonds and Notes	—	2,358,706	—	2,358,706
Common Stocks	2,110,901	442,381	48,906	2,602,188
Rights, Warrants and Certificates	—	2,228	—	2,228
Investment Company	729,121	—	—	729,121

Total Assets	$2,840,022	$71,217,532	$1,739,134	$75,796,688

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Common Stocks	$35,664	$(59,368)	$59,368	$(35,664)

Total Assets	$35,664	$(59,368)	$59,368	$(35,664)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2017	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Corporate Loans	$1,558,630	$—	$9,830	$534
Common Stocks	109,499	—	(83,013)	—

Total Assets	$1,668,129	$—	$(73,183)	$534

a. Included in net investment income.

42        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

3. Securities Valuation (Continued)

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of January 31, 2018

Assets Table
Investments, at Value:
Corporate Loans	$124,062	$(2,828)	$—	$—	$1,690,228
Common Stocks	—	(1,284)	59,368	(35,664)	48,906

Total Assets	$124,062	$(4,112)	$59,368	$(35,664)	$1,739,134

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value
Corporate Loans	$9,830
Common Stocks	(83,013)

Total	$(73,183)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of January 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Inputs Used

Assets Table
Investments, at Value:
Corporate Loans	$1,054,972	Broker Quote	N/A	N/A	N/A (a)
		Discounted
		Cash Flow	Illiquidity
Corporate Loans	635,256	Model	Discount	N/A	3.69% (b)
			Implied Rating	N/A	BB-
			Yield to
			Maturity	N/A	4.96%
Common Stocks	36,243	Broker Quote	N/A	N/A	N/A (a)
		Estimated
		Recovery
Common Stocks	64	Proceeds	Nominal Value	N/A	$0.01/share (c)
		Estimated
		Recovery	Market Value of		$0.0189/share
Common Stocks	10,775	Proceeds	Original Loan	N/A	(d)
		Estimated
		Recovery	Auction
Common Stocks	1,824	Proceeds	Proceeds	N/A	$ 0.06/share (e)

Total	$1,739,134

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies

43        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the Company’s EBITDA and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity discount applied. The illiquidity discount was determined based on the implied discount rate at origination. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity discount. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.

(c) The Fund fair values certain securities held at a nominal value to reflect the low probability of receipt of future payments to be received. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(d) The Fund fair values certain common stocks received from a restructuring at the estimated amount of future recovery proceeds. This estimate is based on the market value of the original loan held prior to the restructuring (as determined by a pricing service) less the cash distribution received as part of the restructuring. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the market value of the original loan position will result in a significant increase (decrease) to the fair value of the investment.

(e) The Fund fair values certain common stocks received following a merger at the estimated amount of future recovery proceeds from the sale of assets as disclosed within the Company’s financial statements, less cash distributions received. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the auction proceeds will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

44        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can invest without limit in uncollateralized floating rate senior loans. Senior loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The senior loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some senior loans. As a result, some senior loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

When investing in senior loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

At period end, securities with an aggregate market value of $70,104,445 representing 101.7% of the Fund’s net assets were comprised of senior loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete

45        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest and/or principal payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$500,139
Market Value	$403,845
Market Value as % of Net Assets	0.59%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

46        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

5. Market Risk Factors (Continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	632,297	$5,937,982	3,171,039	$29,766,628
Dividends and/or distributions reinvested	69,890	656,748	126,754	1,195,253
Redeemed	(631,421)	(5,928,741)	(2,213,863)	(20,921,427)

Net increase	70,766	$665,989	1,083,930	$10,040,454

Class C
Sold	198,969	$1,868,243	855,623	$8,066,422
Dividends and/or distributions reinvested	29,759	279,496	49,693	467,910
Redeemed	(263,009)	(2,470,914)	(577,685)	(5,453,613)

Net increase (decrease)	(34,281)	$(323,175)	327,631	$3,080,719

Class I
Sold	15,580	$147,399	147,523	$1,372,157
Dividends and/or distributions reinvested	1,223	11,539	837	7,918
Redeemed	(2,276)	(21,453)	(108,681)	(1,031,255)

Net increase	14,527	$137,485	39,679	$348,820

47        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount

Class Y
Sold	591,147	$5,568,053	2,126,990	$20,051,937
Dividends and/or distributions reinvested	60,731	570,862	91,388	862,257
Redeemed	(815,677)	(7,675,108)	(733,421)	(6,918,542)

Net increase (decrease)	(163,799)	$(1,536,193)	1,484,957	$13,995,652

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$30,280,807	$34,155,236

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.80%
Next $200 million	0.77
Next $200 million	0.74
Next $200 million	0.71
Next $4.2 billion	0.65
Over $5 billion	0.63

The Fund’s effective management fee for the reporting period was 0.80% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a

48        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

8. Fees and Other Transactions with Affiliates (Continued)

wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve

49        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C
	Class A	Contingent	Contingent
	Front-End	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor
January 31, 2018	$6,339	$750	$897

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed the following annual rates: 1.30% for Class A shares, 2.10% for Class C shares, 0.95% for Class I shares and 1.05% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$25,802
Class C	10,218
Class I	274
Class Y	21,736

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,873
Class C	935
Class Y	1,578

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $327 for IGMMF

50        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

8. Fees and Other Transactions with Affiliates (Continued)

management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Borrowings. The Fund has entered into a Loan and Security Agreement (the “Agreement”) with Deutsche Bank (the “Bank”), that enables it to borrow up to $50 million. To secure loans under the Agreement, the Fund has granted a security interest in its senior loans and other portfolio securities to the Bank. Interest is charged to the Fund, based on its borrowings, at a spread above three-month LIBOR (3.4778% at period end). The Fund pays additional fees annually under the Agreement for management and administration of the facility as well as ongoing commitment fees all of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the loan facility during the reporting period equal 0.35% of the Fund’s average net assets on an annualized basis. Under the Agreement, the Fund has the right to prepay loans and terminate its participation in the loan facility at any time upon prior notice to the lenders.

The Fund can borrow money from the Bank in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

At period end, the Fund had borrowings outstanding at an interest rate of 3.4778%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$6,003,967
Average Daily Interest Rate	3.1628%
Fees Paid	$75,000
Interest Paid	$103,114

51        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

52        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and David Lukkes, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail bank loan funds. The Board noted that the Fund outperformed its category median for the one- and three-year periods. The Board considered that the Fund was launched on August 23, 2013, and therefore has a relatively short performance history.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail bank loan funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fee and total expenses were higher than their respective peer group medians and category medians. The Board also considered that the Fund employs leverage in its investment strategy, which, according to the Adviser, justifies slightly higher fees and expenses than many of the funds in the peer group. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.30% for Class A Shares, 2.10% for Class C Shares, 1.05% for Class Y Shares, and 0.95% for Class I Shares. This expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser

53        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

54        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Joseph Welsh, Vice President
David Lukkes, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

56        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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63        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2060.001.0118 March 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Plus Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018